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                                                                    EXHIBIT 10.6



                           TENANT ESTOPPEL CERTIFICATE






Lehman Brothers Realty Corporation
Three World Financial Center
20th Floor
New York, New York 10285


         RE:      TENANT LEASE FOR _______________, CALIFORNIA, SUITE _______


Ladies and Gentlemen:

         We understand that Lehman Brothers Realty Corporation ("Lender") has made or is proposing to make a loan (the "Loan") to __________________ ("Owner") that will be secured by an Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the "Mortgage") and an associated Assignment of Leases and Rents (the "Assignment") relating in whole or in part to an office complex commonly known as _________________________, __________________, California (the "Property") in which the undersigned is a tenant. In connection with the Loan, we hereby (i) agree with you as follows and
(ii) warrant and represent to you that with respect to our lease, as amended (the "Lease") and more particularly described in Schedule "A" attached hereto (the "Schedule") the following is true and correct:

         1. The Lease constitutes the entire agreement between the undersigned and the landlord thereunder with respect to the subject matter thereof and the Lease has not been modified, amended or supplemented in any way except by the amendments or other agreements described in the Schedule.

         2. The summary of the basic terms of the Lease contained in the
Schedule is true and correct.

         3. Except as provided in the Schedule, the undersigned has not assigned, transferred or hypothecated the Lease or any interest therein or entered into a sublease for any portion of the premises covered by the Lease and no person or firm other than the undersigned or its employees is in possession of such premises or any portion thereof.

         4. The undersigned is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease and the undersigned has no claim against, off-set, credit, defense, counterclaim or deductions against the landlord thereunder or any rent or other sums due or payable under the Lease and, the landlord thereunder is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease.




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         5. Except as set forth on the Schedule, the undersigned has no option, right of first refusal or other right to purchase the Property or any portion thereof or any interest therein or to lease additional space in the Property or to extend the term of the Lease and the only interest of the undersigned in the Property is that of a tenant pursuant to the terms of the Lease.

         6. The undersigned has not and does not engage in the generation, storage or disposal of "Hazardous Materials" on the Property and to the best of the undersigned's knowledge, there are no Hazardous Materials located in, on, under or in the vicinity of the Premises demised by the Lease except for normal office supplies. The undersigned agrees not to use, store, or permit the use, storage or release of any Hazardous Materials on, under or about the Premises or the Property other than what is permitted by applicable law, codes, regulations or restrictions and used by the undersigned in accordance with applicable laws and in amounts as dictated by the normal conduct of the undersigned's business. The term "Hazardous Material" means any toxic or hazardous substance, material or wastes which if or becomes regulated by any local government, the State of California, the United States government or any agency or division thereof.

         7. The undersigned is not the subject of any bankruptcy, insolvency, debtor's relief, reorganization, receivership or other similar proceedings.

         8. The person executing this Certificate hereby warrants and represents that he or she has the power and authority to execute and deliver this Certificate on behalf of the tenant named herein.

         9. The undersigned as tenant hereby ratifies and confirms the Lease and the tenancy created thereby and upon consummation of the acquisition by Owner, agrees to accept Owner as the landlord thereunder.

         10. The undersigned agrees to notify you at the address set forth above (or at such other address of which the undersigned may be advised by you) of any default on the part of landlord under the Lease, and further agrees that notwithstanding any provisions of the Lease, no notice, cancellation or termination thereof shall be effective unless Lender shall have received such notice and have failed to cure or commence to cure such default within a reasonable time following receipt of such notice and the expiration of any cure period applicable thereto.

         11. All conditions under the Lease to be performed by landlord as of the date hereof (including, without limitation, all work to be performed by landlord in the leased premises) have been satisfied, and all contributions, if any, required to be paid by landlord under the Lease to date for improvements to the leased premises have been paid. The undersigned is in possession of the Premises and is fully obligated to perform and is performing all of the other obligations of the undersigned under the Lease.

         12. So long as the Loan remains outstanding, the undersigned shall not amend, modify or cancel the Lease, or consent to an amendment, modification or cancellation of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance.
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         We understand that you will rely on this Certificate. This Certificate may be relied upon by your successors and assigns.

                                       Very truly yours,



                                       _________________________________________
                                       Name of Tenant



                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Date



                             [Add Notary Paragraph]


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                                  SCHEDULE "A"

                             Summary of Lease Terms

(1)      Name of Tenant:
                        --------------------------------------------------------
(2)      Lease Date:
                     -----------------------------------------------------------

(3)      Amendment Dates, Separate Agreements, if any:
                                                      --------------------------

(4)      Suite No.:                 ; Estimated Square Footage:
                   ----------------                            -----------------
(5)      Lease Commencement Date:                    ; Expiration of Term:
                                 -------------------                      ------
(6)      Option(s) to Extend:
                             ---------------------------------------------------
(7)      Option(s) for Additional Space:
                                        ----------------------------------------
(8)      Monthly Base Rent:             $                 ;
                                         -----------------
         Escalations/CAM Charges:       $                 ;
                                         -----------------
         Total Monthly Rent:            $                 .
                                         -----------------

         Date on which Rent last paid:
                                       -------------------------
(9)      Tenant's Percentage Share of Increased Operating Costs:              %
                                                                --------------

(10)     Security Deposit: $                         ; Prepaid Rent:
                            ------------------------                ------------
(11)     Assignees/Subtenants:
                              --------------------------------------------------
(12)     Parking Spaces:
                        --------------------------------------------------------
(13)     Lease Guarantor(s):
                            ----------------------------------------------------
(14)     Uncured Defaults by Landlord: None
                                       -----------------------------------------
(15)     Exclusive Uses:
                        --------------------------------------------------------
(16)     Free Rent Months remaining after 6/01/98:
                                                 -------------------------------
(17)     Tenant Improvements or other allowances due Tenant: $
                                                              ------------------
(18)     Comments, if any:
                          ------------------------------------------------------

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                                 -----------------------------------------------
                                 Name of Tenant


                                 By:
                                     -------------------------------------------
                                 Date:
                                      ------------------------------------------